EXHIBIT 10.38


STANDARD WAREHOUSE LEASE AGREEMENT           5100 West W. T. Harris Boulevard
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Charlotte Industrial/1989
                                             Charlotte, North Carolina
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                                             Approximately 113,400 square feet
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                                 LEASE AGREEMENT


THIS LEASE AGREEMENT, made and entered into by and between CK-CHILDRESS KLEIN #8
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LIMITED  PARTNERSHIP, a  Texas limited  partnership hereinafter  referred to  as
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"Landlord," and SIMMONS COMPANY hereinafter referred to as "Tenant";
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                              W I T N E S S E T H :

     1. PREMISES AND TERM. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby accepts and leases from Landlord certain premises situated within the
County of Mecklenburg, State of North Carolina,   more particularly described on
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Exhibit "A" attached hereto and  incorporated herein by reference, together with all rights, privileges, easements, appurtenances, and amenities belong to or in any way pertaining to the premises and together with the buildings and other improvements situated or to be situated upon said premises (said real property, building and improvements being hereinafter referred to as the "premises").

     TO HAVE AND TO HOLD the same for a term commencing on the "commencement date", as hereinafter defined, and ending One Hundred Twenty (120) months
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thereafter  (THE "PRIMARY LEASE TERM"); provided however,  that in the event the commencement date is a date other than the first day of a calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the commencement date.

     A. The commencement date shall be May 1, 1993.  Tenant acknowledges that it
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has inspected and, except  for the work to be performed  by Landlord pursuant to
Exhibit B, accepts the premises SUBJECT TO SECTION 1C BELOW, and specifically the buildings and improvements comprising the same, in their present condition,
as  suitable  for the  purpose for  which the  premises are  leased.   Taking of
possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of
when possession was taken.   Tenant further acknowledges that no representations
as to the repair of the premises, nor promises to alter, remodel or improve the premises have been made by Landlord, unless such are expressly set forth in this lease.
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     B.  LANDLORD SHALL  COMMENCE  AND  COMPLETE THE  WORK  TO  BE PERFORMED  BY
LANDLORD AS GENERALLY DESCRIBED IN THE OUTLINE SPECIFICATIONS AND PRELIMINARY DRAWINGS ATTACHED AS EXHIBIT B, PURSUANT TO SUCH SPECIFIC PLANS, SPECIFICATIONS AND COST ESTIMATES TO BE MUTUALLY AGREED UPON BETWEEN TENANT AND LANDLORD. LANDLORD SHALL COMMENCE LANDLORD'S WORK AS PROMPTLY HEREAFTER AS POSSIBLE, AND LANDLORD SHALL COMPLETE SUCH WORK NO LATER THAN SIXTY (60) DAYS AFTER EITHER PLANS HAVE BEEN APPROVED BY TENANT OR THE FINAL BUILDING PERMIT IS RECEIVED,
WHICHEVER  IS LATER  (THE "COMPLETION DATE").   IN  THE EVENT LANDLORD  FAILS TO
SUBSTANTIALLY COMPLETE ITS WORK PRIOR TO THE COMPLETION DATE, THE RENTAL COMMENCEMENT DATE SHALL BE POSTPONED BY A NUMBER OF DAYS EQUAL TO THE NUMBER OF DAYS BETWEEN THE COMPLETION DATE AND SUBSTANTIAL COMPLETION OF THE PREMISES. LANDLORD SHALL NOT BE RESPONSIBLE FOR ANY DELAY IN THE COMMENCEMENT OR
COMPLETION OF   THE WORK  WHICH RESULTS  FROM (I) TENANT'S  MATERIAL CHANGES  IN
PLANS, IN MASTER OR (II) THE PERFORMANCE OR COMPLETION OF TENANT'S WORK BY TENANT OR ITS REPRESENTATIVES. LANDLORD ACKNOWLEDGES THAT TENANT MAY COMMENCE TENANT'S WORK AND MOVE-IN OPERATIONS PRIOR TO THE COMPLETION OF LANDLORD'S WORK, PROVIDED THAT TENANT'S ACTIVITIES ARE COORDINATED WITH LANDLORD'S CONTRACTOR. TENANT SHALL BE DEEMED TO HAVE ACCEPTED LANDLORD'S WORK ONLY UPON EXECUTION BY TENANT OF A CERTIFICATE OF ACCEPTANCE, OR THE FAILURE TO OBJECT TO LANDLORD'S WORK WITHIN FIVE (5) DAYS AFTER RECEIPT BY TENANT OF A NOTICE BY LANDLORD THAT SUCH WORK HAS BEEN SUBSTANTIALLY COMPLETED. LANDLORD AND TENANT AGREE TO USE THEIR BEST EFFORTS NOT TO UNREASONABLY INTERFERE WITH THE WORK
OR OPERATIONS OF THE OTHER PRIOR TO COMPLETION OF LANDLORD'S WORK. TENANT SHALL HAVE IMMEDIATE ACCESS TO THE PREMISES FOR THE PURPOSES OF PREPARING FOR, PERFORMING AND COMPLETING TENANT'S WORK.

     C. LANDLORD REPRESENTS THAT TO THE BEST OF ITS KNOWLEDGE, THE PREMISES, ALL EXISTING SYSTEMS, AND ALL PAVED AREAS AROUND THE PREMISES ARE IN GOOD CONDITION AND REPAIR. TENANT SHALL HAVE A PERIOD OF FORTY-FIVE (45) DAYS AFTER THE DATE OF THIS LEASE TO INSPECT SAME AND TO ADVISE LANDLORD OF ANY OF THE FOREGOING WHICH REQUIRE REPAIR IN ORDER TO BE PLACED IN GOOD OPERATING CONDITION, AND LANDLORD WILL PROMPTLY THEREAFTER UNDERTAKE SUCH REPAIRS.

     2. BASE RENT AND SECURITY DEPOSIT.
     A. COMMENCING TWO (2) MONTHS AFTER THE PREMISES ARE SUBSTANTIALLY COMPLETED OR SEPTEMBER 1, 1993, WHICHEVER IS LATER (THE "RENTAL COMMENCEMENT DATE"), TENANT AGREES TO PAY LANDLORD RENT FOR THE PREMISES, IN ADVANCE, WITHOUT DEMAND, DEDUCTION OR SETOFF, AT THE RATE OF TWENTY-SIX THOUSAND TWO HUNDRED FIFTY-SIX DOLLARS ($26,256) PER MONTH THROUGH MONTH SIXTY (60) OF THE PRIMARY LEASE TERM (THE "BASE RENT").

     FOR MONTHS SIXTY-ONE (61) THROUGH ONE HUNDRED TWENTY (120), THE BASE RENT WILL BE ADJUSTED BY TAKING SIXTY PERCENT (60%) OF THE PERCENTAGE INCREASE IN THE CONSUMER PRICE INDEX OVER THE FIRST FIVE (5) YEARS OF THE PRIMARY LEASE TERM. THE ADJUSTMENT SHALL AT LEAST BE EQUAL TO THE BASEMENT OR, AT MOST, A TWENTY PERCENT (20%) INCREASE IN THE BASE RENT. THE ADJUSTMENT SHALL BE CALCULATED IN THE MANNER SET FORTH BELOW:

     THE CONSUMER PRICE INDEX (THE "INDEX") IS DEFINED AS THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS FOR THE ATLANTA METROPOLITAN AREA (ALL ITEMS) AS PUBLISHED BY THE UNITED STATES DEPARTMENT OF LABOR BUREAU OF LABOR STATISTICS. THE PERCENTAGE OF ANY INCREASE IN THE INDEX SHALL BE DETERMINED BY SUBTRACTING THE INDEX FOR THE MOST RECENT DATE PRIOR TO THE COMMENCEMENT DATE FROM THE INDEX FOR THE MOST RECENT DATE PRIOR TO THE SIXTIETH (60TH) MONTH OF THE PRIMARY LEASE TERM AND THEN DIVIDING THAT DIFFERENCE BY THE INDEX FOR THE MOST RECENT DATE PRIOR TO THE COMMENCEMENT DATE. THAT PERCENTAGE INCREASE SHALL THEN BY MULTIPLIED BY SIXTY PERCENT (60%) TO ARRIVE AT THE PERCENTAGE INCREASE IN THE RENTAL RATE FOR MONTHS SIXTY-ONE (61) THROUGH ONE HUNDRED TWENTY (120). NOTWITHSTANDING THE ABOVE, IN NO EVENT SHALL THE MONTHLY RENT AFTER SAID FIFTH (5TH) ANNIVERSARY DATE BE LESS THAN THE BASE RENT. NOTWITHSTANDING THE FOREGOING, THE BASE RENT FOR MONTHS SIXTY-ONE (61) THROUGH ONE HUNDRED TWENTY (120), AS ADJUSTED PURSUANT HERETO, SHALL NOT EXCEED THE RESULT OBTAINED BY INCREASING THE BASE RENT BY TWENTY PERCENT (20%). IN THE EVENT SAID INDEX IS DISCONTINUED OR REVISED DURING THE TERM OF THIS LEASE SUCH OTHER COMPARABLE GOVERNMENTAL INDEX OR COMPUTATION AS DETERMINED BY THE
     PARTIES WITH  WHICH  IT IS  REPLACED  SHALL BE  DEEMED  THE BASIS  FOR
     COMPUTATION.

EACH MONTHLY INSTALLMENT FOR THE MONTHS FOLLOWING THE RENTAL COMMENCEMENT DATE shall be due and payable on or before the first day of each calendar month succeeding the RENTAL Commencement Date recited above during the hereby demised term, except that the rental payment for any fractional calendar

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month at the end of the lease period shall be prorated.

     B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Fifteen Thousand Dollars ($15,000.00), which sum shall be held by
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Landlord, without  obligation for interest,  as security for the  performance of
Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of the Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this lease that all of Tenant's obligations under this lease have been fulfilled. NOTWITHSTANDING THE FOREGOING, IF, DURING THE FIRST THREE (3) YEARS OF THE PRIMARY LEASE TERM, THERE ARE NO EVENTS OF DEFAULT (AS DEFINED IN PARAGRAPH 17 HEREOF), UPON WRITTEN NOTICE FROM TENANT, LANDLORD AGREES TO REIMBURSE TENANT'S DEPOSIT.

     3. USE.
     A. The demised premises shall be used only for the purpose of general office, receiving, storing, MANUFACTURING, WAREHOUSING, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto, and subject to any building or building complex rules and regulations, WHICH HAVE BEEN DISCLOSED TO TENANT. Outside storage, including without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which their premises are situated or unreasonably interfere with their use of their respective premises. Without Landlord's prior written consent (WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED), Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly flammable. Tenant will not permit the premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits.

     B. Tenant agrees that the point pressure resulting from Tenant's racking system, inventory, forklifts and equipment pertaining to Tenant's use of the premises shall not exceed allowable design floor loading for floor slabs on grade. Tenant shall hold harmless Landlord from any loss, liability, and expenses, both real and alleged, arising out of such damage or repair caused by Tenant's negligence or failure to comply with this paragraph.

     4. TAXES.
     A.  Landlord  agrees  to  pay  before they  become  delinquent  all  taxes,
assessments  and   governmental  charges  of  any  kind  and  nature  whatsoever
(hereinafter collectively referred to as "taxes") lawfully levied or assessed against the building and the grounds, parking areas, driveways and alleys around the building; provided however, that the maximum amount of taxes to be paid by Landlord hereunder during any one real estate tax year shall be Zero Dollars
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($.00 ).  If, in  any real estate tax year during the term hereof or any renewal
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or extension, the taxes levied or assessed against the building and the grounds, parking areas, driveways and alleys around the building during such tax year shall exceed the sum set forth in the preceding sentence, Tenant shall pay to
Landlord as additional rental, upon demand,  the amount of such excess.   In the
event any such amount is not paid within twenty (20) days after the date of Landlord's invoice to Tenant, the unpaid amount shall bear interest at the rate of WACHOVIA BANK & TRUST COMPANY'S PRIME INTEREST RATE PLUS FOUR PERCENT (4%)
per annum from the  date of such invoice until payment by Tenant.   In the event
the premises constitute a portion of a multiple occupancy building, Tenant agrees to pay to Landlord, as additional rental, upon demand, the amount of Tenant's "proportionate share" (as defined in subparagraph 27B below) of the
excess taxes  referred to in this subparagraph.   Landlord reserves the right to
require Tenant during each month of the lease term to pay an escrow deposit to Landlord equal to one-twelfth of its proportionate share of the estimated taxes. If the Tenant's total tax escrow payments are less than Tenant's actual proportionate share of such taxes, Tenant shall pay to Landlord upon demand the tax payment shortage; if the total tax escrow payments of Tenant are more than Tenant's actual proportionate share of such taxes, Landlord shall retain such excess and credit it to Tenant's next accruing tax escrow payment.

     B. If at any time during the term of this lease, the present method of taxation shall be changed so that, in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on

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Landlord,  a  capital levy  or  other  tax directly  on  the  rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purposes hereof.

     C. The Landlord shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction. Tenant shall pay to Landlord upon demand from time to time, as additional rent, the amount of Tenant's proportionate share of the cost of such service. LANDLORD AGREES TO EMPLOY SAID TAX CONSULTING FIRM ON A CONTINGENCY BASIS ONLY.

     D. Any payment to be made pursuant to this paragraph 4 with respect to the real estate tax year in which this lease commences or terminates shall be prorated.

     5. LANDLORD'S REPAIRS AND OBLIGATIONS. Landlord shall at its expense maintain only the roof foundation and the structural soundness of the exterior walls of the building in good repair, reasonable wear and tear excepted. Tenant shall repair and pay for any damage caused by the negligence of Tenant, or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, store fronts or office entries. Tenant shall give Landlord written notice of defect or need for repairs PROMPTLY AFTER DISCOVERING SAME, after which Landlord shall PROMPTLY repair same or cure such defect. IN THE ABSENCE OF NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD, ITS REPRESENTATIVES, CONTRACTORS OR EMPLOYEES, Landlord's ability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

     6. TENANT'S REPAIRS AND OBLIGATIONS.
     A. Tenant shall at its own cost and expense keep and maintain all parts of the premises (except those for which Landlord is expressly responsible under the terms of this lease) in good condition, promptly making all repairs, repainting, and replacements, including but not limited to, windows, glass and plate glass, doors, any office entries, interior walls and finish work, floors and floor covering, downspouts, gutters, heating and air conditioning systems, dock levelers, truck doors, dock bumpers, paving, plumbing work and fixtures, termites and pest extermination inside the building, regular removal of trash and debris. Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by the insurance to be maintained by Landlord pursuant to subparagraph 12A below, except that Tenant shall be obligated to repair all wind damage to glass except with respect to tornado or hurricane damage. LANDLORD SHALL ASSIGN TO TENANT THE BENEFIT OF ALL GUARANTEES OR WARRANTIES, IF ANY, RECEIVED BY LANDLORD IN CONNECTION WITH THE HEATING AND AIR-

CONDITIONING SYSTEMS, AND ANY OTHER IMPROVEMENTS MADE BY LANDLORD PURSUANT TO EXHIBIT B HEREOF.

     B. The cost of maintenance and repair of any NON-LOAD-BEARING common party walls (any wall, divider, partition or any other structure separating the premises from any adjacent premises) shall be shared equally by the Tenant and the tenant or tenants occupying the adjacent premises, unless damage is attributable to the actions of a specific tenant in which case the responsible tenant shall bear all costs of repair. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury caused to any demising wall caused by Tenant or its employees, agents or invitees.

     C. In the event the premises constitute a portion of a multiple occupancy building, Tenant and its employees, customers and licensees shall have the exclusive right to use the parking areas, if any, as may be designated by Landlord in writing, subject to such reasonable rules and regulations as Landlord may from time to time prescribe and subject to rights of ingress and egress of other tenants. Landlord shall not be responsible for enforcing Tenant's exclusive parking rights against any third parties. LANDLORD ACKNOWLEDGES THAT THE PARKING AREAS LINED OFF IN THE EXISTING TRUCK COURT AND THE PARKING LOTS TO BE CONSTRUCTED BY LANDLORD IN ACCORDANCE WITH EXHIBIT B SHALL BE FOR THE EXCLUSIVE USE OF TENANT.

     D. Landlord shall perform grounds maintenance, regular mowing of any grass, trimming, weed removal, general landscape maintenance, common sewage line plumbing, common exterior lighting (if applicable), common dumpster removal (if applicable) and other exterior maintenance obligations of the building, including but not limited to rail spur areas, (if applicable), keeping the parking areas, driveways, alleys and the whole of the premises in a clean and sanitary condition, and maintaining any spur track serving the premises and provide all or any part of Tenant's repairs and obligations under subparagraph 6A above, and Tenant shall, pay monthly as additional rent due under subparagraph 2A for its proportionate share of the cost and expense, including reasonable overhead, for those items; provided however that Landlord shall have the right to require Tenant to pay such other reasonable proportions of said repairs and obligations as may be determined by Landlord (ALL OF THE FOREGOING REFERRED TO AS "OPERATING EXPENSES") and further provided that if Tenant or any other particular tenant of the building can be clearly identified as being responsible for obstructions or stoppage of the common sanitary sewage line, then Tenant, if Tenant is responsible, shall pay the entire cost thereof, upon demand, as additional

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rent.  THE TERM "OPERATING EXPENSES" SHALL NOT INCLUDE ANY UTILITIES (OTHER THAN
SEWER, WATER, OUTSIDE LIGHTING AND OTHER SHARED UTILITIES), CAPITAL IMPROVEMENT TO THE BUILDING WHICH IS NOT DESIGNED TO EFFECT COST SAVINGS, NOR SHALL IT INCLUDE REPAIRS, RESTORATION OR OTHER WORK OCCASIONED BY FIRE, WINDSTORM OR OTHER CASUALTY, INCOME AND FRANCHISE TAXES OF THE LANDLORD, EXPENSES INCURRED IN LEASING TO OR PROCURING OF TENANTS, LEASING COMMISSIONS, ADVERTISING EXPENSES, OR THE RENOVATING OF SPACE OF NEW TENANTS, INTEREST OR PRINCIPAL PAYMENTS ON ANY MORTGAGE OR OTHER INDEBTEDNESS OF LANDLORD, OR DEPRECIATION ALLOWANCE OR EXPENSE OR ANY OTHER COST OR EXPENSE NOT
GENERALLY OR  SPECIFICALLY DESCRIBED  ABOVE.   TENANT SHALL PAY  TO LANDLORD  AN
ESTIMATE OF THE OPERATING EXPENSES FOR THE REMAINING PORTION OF THE CURRENT CALENDAR YEAR AND ALL SUBSEQUENT YEARS OF THE TERM OR PORTION THEREOF, BASED ON LANDLORD'S NOTICE GIVEN ON OR BEFORE FIFTEEN (15) DAYS PRIOR TO THE COMMENCEMENT OF EACH SUCH CALENDAR YEAR (THE "ESTIMATED OPERATING EXPENSES"), WHICH PAYMENTS TENANT SHALL PAY TO LANDLORD MONTHLY IN AN AMOUNT EQUAL TO ONE-TWELFTH (1/12) OF THE ESTIMATED OPERATING EXPENSES, WITH AN ADJUSTMENT TO BE MADE BETWEEN THE PARTIES AT A LATER DATE AS PROVIDED HEREINAFTER. WITHIN NINETY (90) DAYS AFTER THE CLOSE OF THE CURRENT CALENDAR YEAR AND EACH SUBSEQUENT CALENDAR YEAR, LANDLORD SHALL GIVE TENANT AN INVOICE WHICH SHALL INCLUDE IN REASONABLE DETAIL
ALL  COMPUTATIONS  OF   ACTUAL  OPERATING  EXPENSES  (THE   "OPERATING  EXPENSES
COMPUTATION"), WHICH SHALL REFLECT THE DIFFERENCE, IF ANY, BETWEEN THE OPERATING EXPENSES AND THE ESTIMATED OPERATING EXPENSES (ALREADY PAID BY TENANT IN ACCORDANCE WITH THIS PARAGRAPH) FOR SUCH YEAR. TO THE EXTENT THAT THE OPERATING EXPENSES FOR ANY PERIOD COVERED BY SUCH STATEMENT ARE GREATER THAN THE ESTIMATED OPERATING EXPENSES WHICH TENANT PREVIOUSLY PAID, TENANT SHALL PAY TO LANDLORD THE DIFFERENCE IN CASH WITHIN THIRTY (30) DAYS FOLLOWING RECEIPT OF SAID STATEMENT FROM LANDLORD. TO THE EXTENT THAT OPERATING EXPENSES FOR THE PERIOD COVERED BY THE STATEMENT ARE LESS THAN THE ESTIMATED OPERATING EXPENSES WHICH TENANT PREVIOUSLY PLAID, LANDLORD SHALL, AT TENANT'S OPTION, REFUND SUCH DIFFERENCE WITHIN THIRTY (30) DAYS AFTER THE STATEMENT OR CREDIT THE DIFFERENCE AGAINST THE ESTIMATED OPERATING EXPENSES FOR THE NEW CALENDAR YEAR AND SUCH CREDIT WILL BE APPLIED TO THE NEXT PAYMENT OR PAYMENTS OF ESTIMATED OPERATING EXPENSES DUE FROM TENANT TO LANDLORD. LANDLORD REPRESENTS THAT THE OPERATING
EXPENSES SHALL INCLUDE ONLY TENANT'S SHARE OF COSTS ACTUALLY INCURRED BY LANDLORD AND DOES NOT INCLUDE ANY MARK-UP, ADMINISTRATIVE OR MANAGEMENT FEES.

     E. In the event the premises constitute a portion of a multiple occupancy building, Landlord shall have the right to coordinate any repairs and other maintenance of any rail tracks serving the building and if Tenant uses such rail tracks, Tenant shall reimburse Landlord from time to time upon demand, as additional rent, for a share of the costs of such repairs and maintenance and any other sums specified in any agreement to which Landlord is a party respecting such tracks, such share to be a fraction, the numerator of which is the space contained in the premises, and the denominator of which is the entire space occupied by rail users in the building.

     F. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to the Landlord) within thirty
(30) days of the date Tenant takes possession of the premises.

     7. ALTERATIONS. Tenant shall not make any alternations, additions or improvements to the premises (including but not limited to roof and wall penetrations) without the prior written consent of Landlord, WHICH CONSENT OR APPROVAL WILL NOT BE UNREASONABLY WITHHELD OR DELAYED. In the event Landlord consents to the making of any such alterations, additions or improvements by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with all applicable laws, ordinances and regulations, and all requirements of Landlord's and Tenant's insurance policies and only in accordance with plans and specifications approved by Landlord, WHICH CONSENT OR APPROVAL WILL NOT BE UNREASONABLY WITHHELD OR DELAYED; and any contractor or person selected by Tenant to make the same and all subcontractors must first be approved in writing by Landlord, WHICH CONSENT OR APPROVAL WILL NOT BE UNREASONABLY WITHHELD OR DELAYED, or, UPON AGREEMENT OF THE PARTIES, the alterations, additions, or improvements shall be made by Landlord for Tenant's account and Tenant shall fully reimburse Landlord for the entire cost thereof within twenty (20) days after written notification of Tenant by Landlord providing Tenant with an invoice or other request (or statement). Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the premises to their original condition by the date of termination of this lease or upon earlier vacating of the premises; provided, however, that if

TENANT FAILS TO VACATE AND SURRENDER THE PREMISES UPON EXPIRATION OR TERMINATION OF THIS LEASE, THEN AT LANDLORD'S OPTION, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this lease and shall be delivered up to
the  Landlord  with  the  premises.   Notwithstanding  the foregoing sentence,
all shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this lease if Tenant so elects, and shall be removed by the date of termination of this lease or upon earlier vacating of the premises if required by Landlord. Upon any such removal
Tenant  shall  restore  the premises  to  their original  condition.    All such
removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the building and other improvements situated on the premises.

     8. SIGNS. Tenant agrees to conform to Landlord's signage program for the building; however, all costs and expenses for the sign, sign installation, removal and repair shall be paid by Tenant. Tenant shall have the right to install standard signs upon the premises only where first approved in writing by Landlord (SUCH APPROVAL NOT TO BE UNREASONABLY WITHHELD OR DELAYED) and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all signs prior to the termination of this lease. Such installations and removals shall be made in such a manner as to avoid injury or defacement of the building and other improvements, and Tenant shall repair any injury or defacement caused by installation and/or removal.

     9. INSPECTION AND RIGHT OF ENTRY. Landlord and Landlord's agents and representatives shall have the right to enter the premises at any time in the event of an emergency and to enter and inspect the premises at any reasonable time during business hours, SUBJECT TO TWENTY-FOUR (24) HOURS' PRIOR NOTICE, for the purpose of ascertaining the condition of the premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours, SUBJECT TO TWENTY-FOUR (24) HOURS' PRIOR NOTICE, for the purpose of showing the premises and shall have the right to erect on the premises a suitable sign indicating the premises are available. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the premises and shall arrange to meet with Landlord for a joint inspection of the premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     10. UTILITIES. Landlord agrees to provide at its cost water, electricity and gas (when applicable) service connections into the premises in accordance with the specifications, if any, attached hereto; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the premises, together with any taxes, penalties, surcharges or the like pertaining thereto, and any maintenance charges for utilities, and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other premises AS OPERATING EXPENSES, PAYABLE AS DESCRIBED IN PARAGRAPH 6D HEREOF, provided however, Landlord shall have the right to require Tenant to pay such other reasonable proportion of said jointly metered charges as may be determined by Landlord in its sole discretion. Landlord shall in no event be liable for any interruption or failure of utility services on or at the premises UNLESS CAUSED BY OR RESULTING FROM THE NEGLIGENCE OR MISCONDUCT OF THE LANDLORD.

     11. ASSIGNMENT AND SUBLETTING.
     A. Tenant shall not sell, assign, encumber or otherwise transfer by operation of law or otherwise, this lease or any interest herein, sublet the premises or any portion thereof, or suffer any other person to occupy or the use of the premises or any portion thereof, without the prior written consent of Landlord as provided herein, WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED, nor shall Tenant permit any lien to be placed on the Tenant's interest by operation of law. NOTWITHSTANDING THE FOREGOING, THE TENANT MAY ASSIGN OR

SUBLET ALL OR ANY PORTION OF THE PREMISES WITHOUT LANDLORD'S CONSENT TO ANY ENTITY WHICH CONTROLS, IS CONTROLLED BY OR UNDER COMMON CONTROL WITH TENANT OR ANY CORPORATION WHICH RESULTS FROM THE MERGER OR CONSOLIDATION WITH TENANT OR TO WHOM TENANT SELLS ALL OR SUBSTANTIALLY ALL OF ITS ASSETS. IN THE EVENT OF AN ASSIGNMENT OR SUBLEASE WHICH REQUIRES LANDLORD'S CONSENT HEREUNDER, TENANT SHALL, BY WRITTEN NOTICE, ADVISE LANDLORD OF ITS DESIRE FROM AND AFTER A STATED DATE (WHICH SHALL NOT BE LESS THAN THIRTY (30) DAYS OR MORE THAN NINETY (90) DAYS AFTER THE DATE OF TENANT'S NOTICE) TO SUBLET THE PREMISES OR ANY PORTION THEREOF FOR ANY PART OF THE TERM THEREOF; AND IN SUCH EVENT, LANDLORD SHALL EITHER CONSENT TO OR DISAPPROVE THE SUBLEASE WITHIN FIFTEEN (15) DAYS AFTER ITS RECEIPT OF NOTICE. IN THE EVENT THAT LANDLORD CONSENTS TO A PROPOSED SUBLEASE, AND IN THE EVENT THAT THE MONTHLY BASE RENT PAYABLE UNDER SUBLEASE BY THE
SUBLESSEE EXCEEDS THE MONTHLY BASE RENT PAYABLE BY TENANT HEREUNDER (PROPORTIONATE TO THE SPACE SUBLEASED, IF LESS THAN ALL OF THE PREMISES), THEN TENANT SHALL PAY TO LANDLORD FIFTY PERCENT (50%) OF SUCH EXCESS. IN THE EVENT TENANT'S NOTICE IS FOR A SUB LEASE FOR THE ENTIRE PREMISES FOR THE REMAINING TERM

OF THE LEASE, Landlord shall have the right, to be exercised by giving written notice to Tenant within ten (10) days after receipt of Tenant's notice, to terminate this lease as described in Tenant's notice and such notice shall, if given, terminate this lease as of the date stated in Tenant's notice. Said notice by Tenant shall state the name and address of the proposed subtenant, and Tenant shall deliver to Landlord a true and complete copy of the proposed sublease with said notice. Tenant shall, at Tenant's sole cost and expense, discharge in full any outstanding commission obligation on the part of Landlord with respect to this lease, and any commission which may be due and owing as a result of any proposed assignment or subletting.

     B. Any subletting hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this lease. As a condition to Landlord's prior written consent as provided for in subparagraph 11A above, the subtenant or subtenants shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this lease, and Tenant shall deliver to Landlord promptly after execution, an executed copy of each sublease and an agreement of said compliance by each sublessee.

     C. Landlord's consent to any sale, assignment, encumbrance, subletting, occupation, lien or other transfer shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent occurrence. Any sale, assignment, encumbrance, subletting, occupation, lien or other transfer of this lease which does not comply with the provisions of this paragraph 11 shall be null and void.

     12. FIRE AND CASUALTY DAMAGE.
     A. Landlord agrees to maintain insurance covering the building of which the premises are a part in an amount not less than eighty (80%) percent (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the replacement cost thereof, insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief, extended by Special Extended Coverage Endorsement to insure against all other Risks of Direct Physical Loss, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the state in which the premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 12C, 12D and 12E below, such insurance shall be for the sole benefit of Landlord and under its sole control. If during the second full lease year after the commencement date of this lease, or during any subsequent year of the primary term or any renewal or extension, Landlord's cost of maintaining such insurance shall exceed Landlord's cost of maintaining such insurance for the first full lease year of the term hereof. Tenant agrees to pay to Landlord, as additional rental, the amount of such excess (or in the event the premises constitute a portion of a multiple occupancy building, Tenant's full proportionate share of such excess). Said payment shall be made to Landlord within twenty (20) days after presentation to Tenant of Landlord's statement FROM ITS INSURER setting forth the amount due. Any payment to be made pursuant to this subparagraph 12A with respect to the year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full year as part of such year covered by the term of this lease bears to a full year.

     B. If any increase in the fire and extended coverage insurance premiums paid by Landlord or other Tenants for the building in which Tenant occupies space is caused SOLELY by Tenant's use and occupancy of the premises, or if Tenant vacates the premises and causes an increase in such premiums, then Tenant shall pay as additional rental the amount of such increase to Landlord.

     C. If the buildings situated upon the premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

     D. If the buildings situated upon the premises should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged thereby that rebuilding or repairs cannot in Landlord's REASONABLE estimation be completed within ONE HUNDRED TWENTY (120) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

     E. If the buildings situated upon the premises should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 12A above, but only to such extent that rebuilding or repairs can in Landlord's REASONABLE estimation be completed within ONE HUNDRED TWENTY (120) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the premises by Tenant and except that Tenant shall pay to Landlord upon demand any amount by which Landlord's cost of such rebuilding, repair and/or replacement exceeds net insurance proceeds paid to Landlord in connection with such damage (PROVIDED THAT TENANT SHALL HAVE NO OBLIGATION TO PAY TO LANDLORD ANY EXCESS OVER NET INSURANCE PROCEEDS PAID TO LANDLORD WHICH RESULT FROM A BREACH BY LANDLORD OF PARAGRAPH 12A ABOVE) and except that Landlord may elect not to rebuild if such damage occurs during the last year of the term of the lease exclusive of any option which is unexercised at the time of such damage. If the premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced (OR ABATED, AS THE CASE MAY BE) to such extent as may be fair or reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within ONE HUNDRED TWENTY (120) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this lease by delivering written notice of termination of Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate, EFFECTIVE AS OF THE DATE OF THE OCCURRENCE OF SUCH DAMAGE.

     F. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate, EFFECTIVE AS OF THE DATE OF CASUALTY.

     G. Each of Landlord and Tenant hereby releases the other from any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of the Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefore, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but it shall not be obligated to do so.

     13. LIABILITY. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any BODILY injury to person or damage to property on or about the premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the premises, or caused by the buildings and improvements located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam or  by  electricity emanating  from  the premises,  or  due to  any  cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, both real and alleged, arising out of or relating to any such damage or injury; except ANY OF THE FOREGOING TO THE EXTENT CAUSED BY the negligence of Landlord or the failure of Landlord to repair any part of the premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs. Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: (i) Tenant's operations in and maintenance and use of the premises; and (ii) Tenant's liability assumed under this lease, the limits of such policy or policies to be in the amount of not less than $500,000 per occurrence in respect to property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies REASONABLY satisfactory to Landlord. Certified copies or certificates of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the commencement date of this lease. UPON REQUEST, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be canceled or changed to reduce insurance provided thereby.

     14. CONDEMNATION.
     A. If the whole or any substantial part of the premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the premises for the purpose for which they are being used, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective when the physical taking of said premises shall occur.

     B. If part of the premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this lease is not terminated as provided in subparagraph 14A above, this lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

     C. All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the premises, buildings or other improvements, or any part thereof, shall be the property of Landlord and Tenant AS THEIR RESPECTIVE INTERESTS SHALL APPEAR. Landlord shall have no interest in any award made to Tenant for loss of business or for the taking of Tenant's fixtures and improvements if a separate award for such items is made to Tenant.

     15. HOLDING OVER. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord with all repairs and maintenance required herein to be performed by Tenant completed. If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, UNLESS OTHERWISE AGREED, an amount equal to one and one half (1 1/2) the rent in effect on the termination date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this lease except as otherwise expressly provided. The preceding provisions of this paragraph 15 shall not be construed as consent for Tenant to hold over.

     16. QUIET ENJOYMENT. Landlord covenants that it now has, or will acquire before Tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances, excepting only the line for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this lease is a sublease, then Tenant agrees to take the premises subject to the provisions of their prior leases. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the premises for the term hereof without hindrance or molestation from Landlord, ITS SUCCESSORS AND ASSIGNS, subject to the terms and provisions of this lease.

     17. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this lease:
     A. Tenant shall fail to pay any installment of the rent herein reserved when due, or any other payment of reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date TENANT RECEIVES WRITTEN NOTICE THAT such payment was due; or

     B. Tenant shall vacate all or a substantial portion of the premises whether or not Tenant is in default of the rental payments due under this lease; or

     C. Tenant shall fail to discharge any lien placed upon the premises in violation of paragraph 22 hereof within THIRTY (30) days after any such lien or encumbrance is filed against the premises, or

     D. Tenant shall fail to comply with any term, provision or covenant of this lease (other than the foregoing in this paragraph 17), and shall not cure such failure within THIRTY (30) days after written notice thereof to Tenant OR, IF SUCH FAILURE CANNOT BE READILY CURED WITHIN SUCH THIRTY (30) DAY PERIOD, OR TENANT SHALL FAIL TO COMMENCE CURING SUCH FAILURE WITHIN SUCH THIRTY (30) DAY PERIOD, AND DILIGENTLY PURSUE REMEDYING SUCH FAILURE THEREAFTER.

     E. Default by any guarantor of this Lease of the terms of its guaranty, or the bankruptcy or insolvency of any guarantor.

     18. REMEDIES.
     A. Upon each occurrence of any event of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand;
  (1) Terminate this lease; and/or
  (2) Enter upon and take possession of the premises with or without terminating this lease; and/or
  (3) Alter all locks and other security devices at the premises with or without terminating this lease, and pursue, at Landlord's option, one or more remedies pursuant to this lease, and in any such event Tenant immediately shall surrender its premises to Landlord, and if Tenant fails to do so, Landlord, without waiving any other remedy it may have, may enter upon and take possession of the premises or any part thereof, USING ANY LAWFUL MEANS, WITHOUT BEING LIABLE FOR PROSECUTION OR ANY CLAIM OF DAMAGES THEREFORE, EXCEPT FOR THOSE RESULTING FROM OR ARISING OUT OF LANDLORD'S NEGLIGENCE OR MISCONDUCT IN CONNECTION THEREWITH.

     B. In the event Tenant fails to pay any installment of rent hereunder as and when such installment is due, to help defray the additional cost to Landlord for processing such late payments, Tenant shall pay to Landlord on demand a late charge in an amount equal to five (5%) percent of such installment; and the failure to pay such amount within TEN (10) days after demand therefor shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     C. Exercise by Landlord of any one or more remedies hereunder granted or otherwise shall not be deemed to be an acceptance of surrender of the premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No such alteration of locks or other security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the premises IN ACCORDANCE WITH APPLICABLE LAWS shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any event of default to the aforesaid exercise of dominion over Tenant's property within the premises IN ACCORDANCE WITH APPLICABLE LAWS. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process, EXCEPT FOR DAMAGES RESULTING FROM OR ARISING OUT OF LANDLORD'S NEGLIGENCE OR WILLFUL MISCONDUCT IN CONNECTION WITH THE FOREGOING. Tenant agrees that any re-entry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or OTHERWISE AS PERMITTED BY APPLICABLE LAW as Landlord may elect, and Landlord shall not be liable for trespass or otherwise.

     D. In the event Landlord elects to terminate the lease by reason of an event of default, then notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, the sum of all rental and other indebtedness accrued to the date of such termination, plus, as damages, an amount equal to the greater of (i) the total rental hereunder for the remaining portion of the lease term (had such term not been terminated by Landlord prior to the date of expiration stated in paragraph
1).

     E. In the event that Landlord elects to repossess the premises without terminating the lease, or in the event Landlord elects to terminate the lease, then Tenant, at Landlord's option, shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, all rental and other indebtedness accrued to the date of such repossession, plus rental required to be paid by Tenant to Landlord during the remainder of the lease term until the date of expiration of the term as stated in paragraph 1 diminished by any net sums thereafter received by Landlord through reletting the premises during said period (after deducting expenses incurred by Landlord as provided in subparagraph 18F below). In no event shall Tenant be entitled to any excess of any rental obtained by letting over and above the rental herein reserved. Actions to collect amounts due by Tenant to Landlord under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the lease term.

     F. In case of any event of default or breach by Tenant, or threatened or anticipatory breach of default, Tenant shall also be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, in addition to any sum provided to be paid above, broker's fees incurred by Landlord in connection with reletting the whole or any part of the premises; the costs of removing and storing Tenant's or the occupant's property; the costs of RESTORING THE PREMISES TO ITS CONDITION AS DELIVERED TO TENANT and all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies including reasonable attorney's fees.

     G. In the event of termination or repossession of the premises for an event of default, the Landlord shall not have any obligation to relet or to attempt to relet the premises, or any portion thereof, or to collect rental after reletting, BUT SHALL USE ITS REASONABLE BEST EFFORTS TO DO SO; and in the event of reletting, Landlord may relet the whole or any portion of the premises for any period to any tenant and for any use and purpose.

     H. If Tenant should fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without hereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees to pay

Landlord upon demand, all costs, expenses and disbursements (including reasonable attorney's fees) incurred by Landlord in taking such remedial action.

     I. In the event that Landlord shall have taken possession of the premises pursuant to the authority herein granted, then Landlord shall have the right to keep in place and use all of the furniture, fixtures and equipment at the premises, including that which is owned by or leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereon. Landlord shall also have the right to remove from the premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process, BUT OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW), all or any portion of such furniture, fixtures, equipment and other property located thereon and to place same in storage at any premises within the County in which the premises is located; and in such event, Tenant shall be liable to Landlord for REASONABLE costs incurred by Landlord in connection with such removal and storage. Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument represented to Landlord by Claimant to have been executed by Tenant (or any predecessor Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity of said instrument's copy of Tenant's or Tenant's predecessor's signature(s) thereon and without the necessity of Landlord making any investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act; and Tenant agrees to indemnify and hold Landlord harmless from all cost, expense, loss, damage and liability incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment or other property to Claimant. The right of Landlord herein stated shall be in addition to any and all other rights which Landlord has or may hereafter have at law or in equity.
     19. MORTGAGES.

     A. Tenant  accepts this  lease subject and  subordinate to  any mortgage(s)
and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon, provided however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this lease shall be deemed superior to such lien, whether this lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage, PROVIDED THAT LANDLORD USES REASONABLE EFFORTS TO OBTAIN FROM SUCH MORTGAGEE A NON-DISTURBANCE AGREEMENT REASONABLY SATISFACTORY TO TENANT TO THE EFFECT THAT AS LONG AS TENANT IS NOT IN DEFAULT HEREUNDER, SUCH MORTGAGEE WILL OBSERVE ALL OF LANDLORD'S OBLIGATIONS HEREUNDER. All mortgages or deeds of trust referred to in this subparagraph 19A refer to first mortgages or deeds of trust only.

     B. Tenant agrees not to look to the mortgagee, as mortgagee, mortgagee in possession, or successor entitled to the property, for accountability for any security deposit required by the Landlord hereunder, unless said sums have been received by said mortgagee as security for Tenant's performance of this lease.

     20. LANDLORD'S DEFAULT. In the event Landlord should become in default in any payments due on any such mortgage described in Paragraph 19 hereof or in the payment of taxes or any other items which might become a lien upon the premises and which Tenant is not obligated to pay under the terms and provisions of this lease, Tenant is authorized and empowered after giving Landlord five (5) days prior written notice of such default and Landlord's failure to cure such default, to pay any such items for and on behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided however, that Tenant shall not be authorized and empowered to make any payment under the terms of this Paragraph 20 unless the item paid shall be superior to Tenant's interest hereunder. In the event Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogation.

     21. MECHANICS LIEN AND OTHER TAXES. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interests of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the terms of this lease. Tenant agrees to give Landlord immediate written notice if any lien or encumbrance is placed on the premises.

     22. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

     A. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligations to pay rent and any other amounts to Landlord under the terms of this lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

     B. All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

     C. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, address to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

LANDLORD:                                    TENANT:

CK-Childress Klein #8 Limited Partnership    Simmons Company
- -----------------------------------------    ---------------

c/o Childress Klein Properties               One Concourse Parkway, Suite 600
- -----------------------------------------    --------------------------------

2800 One First Union Center                  Atlanta, Georgia  30328
- -----------------------------------------    --------------------------------

Charlotte, North Carolina  28202-6021        Attention: President/Chief
- -----------------------------------------    --------------------------
                                             Executive Officer
                                             -----------------

If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

     23. HAZARDOUS MATERIALS.
     A. For purposes of this section, "Hazardous Materials" shall include all solid, liquid or gaseous materials defined or regulated as wastes under any federal statute or regulation or any state or local law, regulation or ordinance and shall further include all other substances defined or regulated as pollutants or as hazardous, toxic, infectious, or radioactive substances under any federal statute or regulation or any state or local law, regulation or ordinance, all as amended from time to time.

     B. Tenant shall not cause or permit any Hazardous Materials to be used, generated, stored or disposed of on, under or about, or transported to or from the premises (collectively, "Hazardous Materials Activities") except in compliance with all applicable federal, state, and local laws, regulations, ordinances and orders governing such Hazardous Materials or Hazardous Materials Activities, which compliance shall be at Tenant's sole cost and expense. Additionally, Tenant shall not cause or permit any Hazardous Materials to be disposed of on, under or about the premises without the express prior written consent of the Landlord, which may be withheld for any reason and may be revoked at any time.

     C. Landlord shall not be liable to Tenant or to any other party for any Hazardous Materials Activities conducted or permitted on, under or about the premises by Tenant or by Tenant's employees, agents, contractors, licensees or invitees, and Tenant shall indemnify, defend and hold Landlord harmless from any claims, damages, fines, penalties, losses, judgments, costs and liabilities arising out of or related to any Hazardous Materials Activities conducted or permitted on, under or about the premises by Tenant or by Tenant's employees, agents, contractors, Licensees or invitees, regardless of whether Landlord shall have consented to approved of, or had notice of such Hazardous Materials Activities. The provisions of this paragraph shall survive the expiration or termination of this lease.

     D. At the expiration or earlier termination of this lease, Tenant shall remove from the premises, at Tenant's sole expense, all Hazardous Materials located, stored and disposed of on, under or about the premises. Tenant shall close, remove or otherwise render safe any buildings, tanks, containers or other facilities related to the Hazardous Materials Activities conducted or permitted on the premises in the manner required by all applicable laws, regulations, ordinances or orders.

     E. LANDLORD SHALL INDEMNIFY, DEFEND AND HOLD TENANT HARMLESS FROM ANY CLAIMS, DAMAGES, FINES, PENALTIES, LOSSES, JUDGMENTS, COSTS AND LIABILITIES ARISING OUT OF OR RELATED TO ANY HAZARDOUS MATERIALS ACTIVITIES CONDUCTED OR PERMITTED ON, UNDER OR ABOUT THE PREMISES BY LANDLORD, OR THEIR RESPECTIVE EMPLOYEES, AGENTS OR CONTRACTORS.

     24. INSOLVENCY OR BANKRUPTCY. The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment of Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, or reorganization act, WHICH ACTION, IF TAKEN AGAINST TENANT INVOLUNTARILY, IS NOT DISCHARGED OR DISMISSED WITHIN SIXTY
(60) DAYS AFTER THE FILING THEREOF, shall at Landlord's option constitute a breach of this Lease by Tenant. Upon the happening of any such event or at any time thereafter, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, or reorganization proceedings.

     25. Any liability of Landlord hereunder shall be enforceable only out of the Building or Property and in no event out of the separate assets of any constituent partner of Landlord. No holder or beneficiary of any mortgage or deed of trust on any part of the Property shall have any liability to Tenant hereunder for any default of Landlord.

     26. MISCELLANEOUS.
     A. Words of any gender used in this lease shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     B. In the event the premises constitutes a portion of a multiple occupancy building or building complex, Tenant's "proportionate share", as used in this lease, shall mean a fraction, the numerator of which is the space contained in the premises and the denominator of which is the entire space contained in the building or building complex.

     C. The terms, provisions and covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this lease.

     D. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way effect the interpretation of this lease.

     E. Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee a certificate of occupancy (if applicable) and an estoppel certificate stating that this lease is in full force and effect, the date to which rent has been paid, the unexpired term of this lease and such other matters pertaining to this lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this lease.

     F. This lease may not be altered, change or amended except by an instrument in writing signed by both parties hereto.

     G. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair. Tenant shall also, prior to vacating the premises, pay to Landlord the amount, as estimated by landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this subparagraph 26G.

     H. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     I. Because the premises are on the open market and are presently being shown, this lease shall be treated as an offer with the premises being subject to prior lease and such offers subject to withdrawal or non-acceptance by Landlord or to other use of the premises without notice, and this lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

     J. All references in this lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this lease.

     K. Time is of the essence of this lease and all of its provisions. This lease in all respects shall be governed by the laws of the State of North Carolina.

     L. Tenant shall not be permitted to install drapes, curtains, blinds or any window treatment without Landlord's prior written approval, WHICH APPROVAL SHALL NOT BE UNREASONABLY WITHHELD.

     M. The duties and obligations of Tenant herein shall be binding upon all or any of them. The duties and obligations of Tenant shall run and extend not only to the benefit of the Landlord, as named herein, but to the following, at the option of the following or any of them: (i) any person by, through or under which Landlord derives the right to lease the premises; (ii) the owner of the premises; and (iii) holders of mortgage or rent assignment interests in the premises, as their respective interests may appear; provided, however, nothing contained herein shall be construed to obligate Tenant to pay rent to any person other than the Landlord until such time as Tenant has been given written notice of either an exercise of a rent assignment or the succession of some other party to the interests of Landlord.

     27. ADDITIONAL PROVISIONS. See Additional Provisions, Paragraph 28 attached hereto and made a part hereof as if fully incorporated herein and when in conflict with the printed portion of this lease, said Additional Provisions shall prevail.

                             EXECUTION PAGE FOLLOWS

                 EXECUTED BY LANDLORD, this 5  day of May, 1993.
                                            --        ---    --


ATTEST/WITNESS:                         LANDLORD:

                                        CK-CHILDRESS KLEIN #8 LIMITED
                                        PARTNERSHIP, a Texas limited partnership



By:  ______________________________     By: _______________________________
                                             Fred W. Klein, General Partner
Its: ______________________________



              EXECUTED BY TENANT, this ____ day of ________, 19__.

ATTEST/WITNESS                          TENANT:

                                        SIMMONS COMPANY



By:  ______________________________     By:  _____________________________

Its: ______________________________     Its: _____________________________

                              ADDITIONAL PROVISIONS



28. RENEWAL OPTIONS.

     So long as the Tenant is not in default of the terms hereunder Tenant shall have the option to renew this lease for four (4) consecutive terms of five (5) years each at the then fair market rates for comparable facilities by notifying Landlord of its intent not less than one hundred eighty (180) days prior to the expiration of the primary term. These terms shall be consecutive; that is, should Tenant fail to exercise a renewal option in accordance with this paragraph 28, then the option so failed and any subsequent options shall be null and void. If Tenant exercises such option as provided for above, the lease extension shall be at the same terms as contained herein with the exception of the new rental rate. In no event shall the rent for THE SECOND OR any subsequent renewal period be less than the rent for the previous renewal period.

                                    EXHIBIT A



                                                                HARRIS BOULEVARD

Approximately 113,400 square feet as outlined in red on Exhibit "C" attached hereto and made a part hereof, out of a larger warehouse building situated on a tract of ground, the legal description of which is:

That certain tract or parcel of land located in Mallard Creek Township, Mecklenburg County, North Carolina, being more particularly described as follows:

BEGINNING at a point located the following courses and distances from the intersection of the northerly margin of the right-of-way of W.T. Harris Boulevard with the centerline of the Southern Railway track: With the aforesaid northerly margin of the right-of-way of W.T. Harris Boulevard in eight (8) calls as follows: (1) South 78 degrees 35' 17" East 147.05 feet to a point [(said point also being situated South 78 degrees 35' 17" East 351.34 feet from the intersection of the northerly margin of the right-of-way of W.T. Harris Boulevard with the easterly right-of-way of Old Statesville Road (N.C. Highway
115)]; thence (2) South  70 degrees 43' 44" East 600.76 feet  to a point; thence
(3) South 73 degrees 38' 28" East 380 feet to a new iron pin; thence (4) North 16 degrees 31' 32" East 60.0 feet to a point; thence (5) South 73 degrees 38' 28" East 60.0 feet to a point; thence (6) South 16 degrees 21' 32" West 60.0 feet to a point; thence (7) South 73 degrees 35' 39" East 660.99 feet to a point; thence (8) South 77 degrees 42' 06" East 264.03 feet to a point; thence North 7 degrees 31' 30" East 414.30 feet to the point or place of Beginning; and running thence from said Beginning Point North 7 degrees 31' 30" East 324.84 feet to a point; thence North 82 degrees 28' 30" West 1.94 feet to a point; thence North 2 degrees 21' 30" East 135.61 feet to a point; thence North 87 degrees 37' 30" West 100.2 feet to a point; thence in a northwesterly direction with arc of a circular curve to the right having a radius of 67.1 feet, an arc distance of 64.8 feet to a point located in the southeasterly margin of a 60 foot wide right-of-way of David Cox Road; thence with the margin of said right-of-way in a northeasterly direction with the arc of a circular curve to the left having a radius of 667.20 feet, an arc distance of 34 feet to a point; thence in a southeasterly direction with the arc of a circular curve to the left having a radius of 33.1 feet, an arc distance of 31.46 feet to a point; thence South 87 degrees 37' 30" East 108.2 feet to a point; thence in a southerly direction with the arc of a circular curve to the right having a radius of 44 feet, an arc distance of 62.3 feet to a point; thence South 87 degrees 37' 30" East 3039.02 feet to a point; thence South 2 degrees 21' 30" West 456.0 feet to a point; thence North 87 degrees 38' 30" West 387.82 feet to the point or place of Beginning; containing 175,074 square feet or 4.0191 acres, all as shown on a survey for Trammell Crow Company by R.B. Pharr & Associates, P.A., dated June 10, 1985, last revised November 20, 1985, which above-described property is hereinafter referred to as the "Fee Parcel."

                                   EXHIBIT "B"

                  STANDARD SPECIFICATIONS FOR OFFICE/WAREHOUSE
                  --------------------------------------------
                          AND SERVICE CENTER BUILDINGS
                          ----------------------------

The following are standard specifications for office/warehouse and service center buildings constructed by Childress Klein Properties. Individual buildings may vary in some details as indicated on the specific working drawings. Childress Klein Properties reserves the right to change these specifications with written notice.

1.   OFFICE AREA
     -----------

     A. THE LAYOUT. Per attached plan, Simmons drawing NCOFF204. Building to comply with all codes including ADA. Specifications, quantities, etc. not specifically mentioned will be revised as necessary per drawing NCOFF204.

     B. Signs may be mounted at Tenant's office entry only upon Landlord's written approval and depending upon the program developed for the individual building and/or park.

     C. PARTITIONS AND WALLCOVERINGS. Partitions to be TAPED AND PAINTED 5/8" sheetrock on metal studs. Partitions separating office area from warehouse to be insulated. Brick walls to be exposed, EXCEPT SHOWROOM FLOOR PORTION FIRRED, SHEETROCK, TAPED AND PAINTED. The standard ceiling height shall be 9'-0". Colors meeting building standard may be selected by Tenant. (Landlord reserves the right of final approval).

     D. VINYL BASE. Four inch (4") vinyl base to be installed in all office areas.

     E. DOORS. All interior doors shall be 3' x 6'-8" solid core, prefinished, PAINTED OR STAINED, with metal frames.

     F. HARDWARE. All hardware shall be Schlage "A" series ball design or equivalent, brushed chrome hardware. All doors to have three 4" hinges. All office doors to have passage locks. All doors from air conditioned area to have closers and ball bearing hinges.

     G. CEILING LIGHTING AND INSULATION. Suspended lay-in ceiling 9' above finished floor complete with 2' x 4' recessed lighting fixtures. Finished rooms, other than restrooms and storage rooms up to size 8' x 8' will be lighted with one 2' x 4' recessed fixture with acrylic lens. Rooms up to 12' x 12' will be lighted with two (2) 2' x 4' recessed fixtures with acrylic lens. ADDITIONAL TRACK LIGHTING FOR SHOWROOM FLOOR TO BE SPECIFIED.

          Rooms up to 12' x 14' will be lighted with three 2' x 4' recessed fixtures with acrylic lens. Larger rooms will be lighted with the same type of fixtures with a sufficient number to provide 75' foot candles of light at desk height. Four inch (4") batt insulation will be installed above all suspended ceilings.

     H.   FLOOR  COVERING.   Allow $12.00  per  square yard  carpeting
          allowance installed.

     I. AIR CONDITIONING AND HEATING. Office areas shall be equipped with a complete roof-mounted summer and winter air conditioning and heating system based upon the following performance specifications:

          To be provided by gas-fired heating (when available) and electric air conditioning system sufficient to maintain 68 degrees Fahrenheit inside when 15 degrees outside and cool to 78 degrees Fahrenheit inside when 95 degrees Fahrenheit outside. Air conditioning returns are to be ducted with an individual return air duct at each private office.



          When Outside Conditions Are:       Offices Shall Be:
          ----------------------------       -----------------

          Summer:   95 degrees Fahrenheit    78 degrees Fahrenheit
          Winter:   15 degrees Fahrenheit    68 degrees Fahrenheit

          Computer Room to have separate HVAC System and Controls.

Exhibit "B"
Standard Specifications
Page Two of Five


     J. ELECTRIC. Standard electrical service provided to the building is 120/208 volt, three-phase, four-wire (or as limited by local utility's supplies). No additional service will be provided for Tenant machines or Equipment unless specifically noted. Each Tenant shall have an individual meter. The entire electrical wiring system shall be designed and installed in accordance with the national electric code and all other applicable codes. Tenant must apply directly to the power company to initiate electrical service.

          Rooms up to size 14' x 14' (other than warehouse, storage rooms and restrooms) to have one electrical outlet on each wall and one telephone outlet for the room. Restrooms to have one electrical outlet. Rooms which have a wall longer than 14' to have additional electrical outlets on all walls which are longer than 14'. The spacing of such wall outlets will be approximately 10'. Telephone outlets are not provided in rooms designed as shop or shop working areas. Storage rooms, mezzanine and warehouse receive no wall or floor outlets. SIMMONS TO SPECIFY LOCATIONS OF OUTLETS FOR ELECTRIC, PHONES.

     K. PLUMBING. All plumbing shall be installed in accordance with applicable local building codes. RESTROOMS PER SIMMONS DRAWING NCOFF204. WATER COOLERS INSTALLATION AND OTHER SINK INSTALLATIONS AND CONNECTIONS PER SIMMONS DRAWING NCOFF204.

     L.   TELEPHONE.    Each Tenant  must  directly  acquire telephone
          service from the appropriate telephone company.

2.   RESTROOMS
     ---------

     A. WALLCOVERINGS. Standard interior partitions are to be non-load bearing wood or metal studs with 5/8" gypsum board to be painted with two coats of enamel wall paint. ALL WET WALLS TO BE SUPPLIED WITH FIBERGLAS WAINSCOT COVER.

     B. DOORS. To be the same as those in office area and equipped with convenience locks AND DOOR CLOSERS.

     C.   CEILINGS.   Ceiling to  be the same  as specified  in office
          area or  water resistant  sheet rock.   Ventilation to  meet
          local code.

     D. FLOOR COVERING. Floor to be 1/8" vinyl composition tile complete with vinyl base.

     E.   LIGHTING.  SAME OF OFFICE AREA PARAGRAPH G.

     F.   ELECTRIC.  Restrooms to have one electrical outlet.

     G. PLUMBING FIXTURES. Provide standard white restroom fixtures TO BE APPROVED BY SIMMONS.

     H.   RESTROOM ACCESSORIES.   FORMICA  TOP AROUND  ALL LAVATORIES;
          MIRRORS ABOVE EACH LAVATORY. Toilet paper dispenser within EACH WATER CLOSET.

     I. GENERAL. QUANTITIES, specifications, ACCESSORIES, ETC., other than specifically mentioned above shall be in accordance with that of the office area AND WITH SIMMONS DRAWING NCOFF204 AND COMPLY WITH ADA REGULATIONS.

Exhibit B
Standard Specifications
Page Three of Five



3.   FIRE SPRINKLER SYSTEM
     ---------------------

          The  building  is  designed  as  "fully  sprinklered".    A
          complete, fully-calculated wet pipe sprinkler system shall be installed. This system shall be designated for general warehouse storage defined as Ordinary Hazard Group 3 Commodities providing density of.3/3000 plus 500 gpm for hose demand. Existing sprinkler systems in new shell buildings shall be modified to accommodate lease finish improvements. Pendant type sprinklers to be installed in the office area to meet local code. It is the responsibility of each Tenant to conform to the regulations of the State board of insurance and City fire codes during the occupancy.

4.   WAREHOUSE
     ---------

     A. HEATING AND VENTILATION. Heat to be provided by gas-fired (when available) suspended unit heater(s) sufficient to maintain 50 degrees Fahrenheit inside when 15 degrees Fahrenheit outside. Thermostats used in the warehouse area to have a low range of 35 degrees Fahrenheit.

     B. LIGHTING. THE WAREHOUSE WILL BE LIGHTED WITH THE EXISTING SYSTEM OF SODIUM VAPOR LIGHTS AND 96" INDUSTRIAL-TYPE FLUORESCENT FIXTURES. All fixtures will be provided initially with lamps.

     C. ROOF FRAMING AND DECK. All roof penetrations and flashing curbs, etc. are to be done by Roofing Contractor approved by Landlord.

     D.   PARTY WALL.  To be 8" block or as required by local code.

5.   MISCELLANEOUS
     -------------

     A. All rooftop HVAC units are to be placed over an interior row of beams and at least 25' back from the building's front or side.

     B.   Exterior soffit light to be controlled by photocell.

     C. One front, side or rear man door to the warehouses shall have one circuit of the warehouse light switched at the door. One man door from office to warehouse shall have one circuit of the warehouse light switched at the door.

     D. A 4" wood base to be installed on warehouse side of partitions separating office from warehouse. On same wall, extend sheetrock 6" above the stud wall plate and finish with edge mold.

     E. Office finishouts greater than 50 percent of the total leased area shall have a full height, insulated partition separating office from warehouse.

     F. 1200 AMPS OF 277/480 VOLT ELECTRICAL SERVICE WILL BE PROVIDED TO A TROUGH WITH TAILS.

     G.   FLOORS  ARE TO  POWER SCRUBBED  AND  SEALED WITH  LANDLORD'S
          STANDARD SEALER.

     H. FOUR (4) 8' X 10' DOCK-HIGH DOORS, TWO (2) WITH MANUALLY OPERATED PIT-TYPE LEVELERS WILL BE PROVIDED ON THE HARRIS BOULEVARD SIDE OF THE BUILDING. SEALS/SHELTERS TO BE MATCHED WITH EXISTING DOORS.

     I. 110 FEET (MEASURED FROM THE TRUCK DOCK) OF TRUCK MANEUVERING AREA WILL BE PROVIDED TO ACCESS THE TRUCK DOORS ON THE HARRIS BOULEVARD SIDE OF THE BUILDING. FIRST 50' TO BE CONCRETE.

Exhibit "B"
Standard Specifications
Page Four of Five



     J.   PARKING FOR 100 CARS.

          - CONSTRUCTION OF A NEW PARKING LOT ON THE HARRIS BOULEVARD SIDE OF THE BUILDING FOR TWENTY-SIX (26) CARS. PARKING SPACES WILL NOT BE IN TRUCK MANEUVERING AREA IN FRONT OF DOCK DOORS OR IN TRAILER STORAGE AREA.

          -    PARKING FOR TWENTY-SIX (26)  CARS WILL BE PROVIDED
               BY LINING OFF SPACE IN THE EXISTING TRUCK COURT ON
               THE DAVID COX ROAD SIDE OF THE BUILDING.

          -    CONSTRUCTION OF A NEW PARKING LOT  FOR FORTY-EIGHT
               (48)  CARS BETWEEN DAVID COX ROAD AND THE EXISTING
               TRUCK COURT.

     K. SIMMONS TO APPROVE ALL EXTERIOR AND INTERIOR PRELIMINARY PLANS AND SPECIFICATIONS INCLUDING ACCESS ROADS TO TRUCK AREAS AND PARKING AREAS. ALL PARKING AREAS AND ACCESS ROADS TO HAVE SUITABLE EXTERIOR LIGHTING.

     L. 40 LINEAL FEET OF 9' HIGH GLASS INCLUDING ENTRY DOORS WITH A STOOP AND STEPS FOR THE OFFICE SPACE TO INCLUDE HANDICAP ACCESS PER ADA.

     M. ONE (1) 12' X 12' SHIPPING OFFICE WITH UNIT HEATING/AIR CONDITIONING ADJACENT TO EXISTING WAREHOUSE BATHROOM.

     N. LANDLORD TO BE RESPONSIBLE FOR APPROPRIATE LINE SIZE AND CONNECTION TO CITY SEWER.

                      FIRST LEASE AMENDMENT AGREEMENT



     THIS FIRST LEASE AMENDMENT AGREEMENT, made and entered into this
                                                                      -----
day of           , 1996, by and between CK-CHILDRESS KLEIN #8 LIMITED
       ----------
PARTNERSHIP (hereinafter called "Landlord") and SIMMONS COMPANY
(hereinafter called "Tenant").

                            W I T N E S S E T H:

     WHEREAS, by Lease Agreement dated May 5, 1993 (the "Lease"), Landlord leased to Tenant approximately 113,400 square feet at 5100 West W.T. Harris Boulevard, Charlotte, North Carolina (the "Premises"); and

     WHEREAS, Tenant is desirous of expanding into approximately 30,780 square feet at 5100 West W.T. Harris Boulevard ("First Expansion Premises") for a term commencing December 1, 1995, and terminating April 30, 2003.

     NOW THEREFORE, in consideration of the mutual promises given one to the other, the parties hereto intending to be legally bound, do hereby covenant and agree as follows:

     1. The lease term for the First Expansion Premises (the "Lease Term") shall commence on December 1, 1995, and extend through April 30, 2003.

     2. The base monthly rental amount for the First Expansion Premises (the "Base Rent") shall be Seven Thousand Four Hundred and No/100 Dollars ($7,400.00).

     3. As part of this agreement, Landlord shall erect a fence representing approximately 30,780 square feet as outlined in red on Exhibit "A" until such time as a new tenant leases the adjacent 30,780 square feet.

     4. The Premises as defined in the Lease shall include the First Expansion Premises.

     5.   CPI ADJUSTMENT

          a. As of May 1, 1998, Tenant's Base Rent will be adjusted by taking sixty percent (60%) of the percentage increase in the Consumer Price Index over the first twenty nine (29) months of the Lease Term. The adjustment shall be at least equal to the Base Rent, or at most a twenty percent (20%) increase in the Base Rent. The adjustment shall be calculated in the manner set forth below:

          b. The Consumer Price Index (the "Index") is defined as the Consumer Price Index for all urban consumers for the Atlanta metropolitan Area (All Items) as published by the United States Department of Labor Bureau of Labor Statistics. The percentage of any increase in the Index shall be determined by subtracting the Index for the most recent date prior to December 1, 1995, from the Index for the most recent date prior to May 1, 1998, and then dividing that difference by the Index for the most recent date prior to December 1, 1995. That percentage increase shall then be multiplied by sixty percent (60%) to arrive at the percentage increase in the rental rate for the remaining term. Notwithstanding the above, in no event shall the monthly rent after this adjustment be less than the Base Rent.
          Notwithstanding the foregoing, the Base Rent for the remaining term, as adjusted pursuant hereto, shall not exceed the result obtained by increasing the Base Rent by twenty percent (20%). In the event said Index is discontinued or revised during the Lease Term such other comparable governmental Index or computation as determined by the parties with which it is replaced shall be deemed the basis for computation.

     6.   RIGHT OF FIRST REFUSAL

          a. Landlord is the owner of the 30,780 square foot space outlined in blue on Exhibit "A" ("Second Expansion Premises"). Tenant shall have the right to match any bona fide offer that Landlord will accept on all, or any portion, of the Second Expansion Premises ("Right of First Refusal"). Tenant shall have five (5) business days after receiving written notice from Landlord that Landlord has received a bona fide offer on all, or any portion, of the Second Expansion Premises in which to exercise Tenant's Right of First Refusal.

          b. If Tenant exercises its Right of First Refusal, then the lease of the Second Expansion Space will be consummated according to the terms set forth in the bona fide offer. Tenant's written acceptance shall be binding and Tenant shall have ten (10) days in which to execute a Lease Agreement on the Second Expansion Premises. In the event Tenant fails to give Landlord written notice of Tenant's election to lease the Second Expansion Premises within five (5) business days from notification, then Tenant's rights under this Paragraph 5 to lease the Second Expansion Premises shall terminate and expire.

          c. If Tenant does not exercise the Right of First Refusal as referenced above, then Tenant's Base Rent shall increase by $1,200 per month at the commencement date of the lease to a third party on the Second Expansion Space.

     7.   RENEWAL OPTIONS

          This renewal option pertains to the First Expansion Premises or the First Expansion Premises and Second Expansion Premises combined, depending upon Tenant's occupancy at the time they exercise this renewal option. So long as the Tenant is not in default of the terms hereunder Tenant shall have the option to renew this lease on the appropriate expansion premises for four
          (4) consecutive terms of five (5) years each at the then fair market rates for comparable facilities by notifying Landlord of its intent not less than one hundred eighty (180) days prior to the expiration of the primary term. These terms shall be consecutive; that is, should Tenant fail to exercise a renewal option in accordance with this paragraph 6, then the option so failed and any subsequent options shall be null and void. If Tenant exercises such option as provided for above, the lease extension shall be at the same terms as contained herein with the exception of the new rental rate. In no event shall the rent for the second or any subsequent renewal period be less than the rent for the previous renewal period. The renewal option on the appropriate expansion premises shall be independent of the renewal option for the Premises; that is, Tenant may exercise the renewal option on the Premises and decline the renewal option on the appropriate expansion premises.

     8. All of the terms and conditions of the Lease unless expressly modified in this First Lease Amendment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the said parties have executed this First Lease Amendment Agreement in triplicate, the day and year first above written.


     EXECUTED BY LANDLORD this       day of           , 19   .
                               -----        ----------     --

ATTEST/WITNESS:               LANDLORD:

                              CK-CHILDRESS KLEIN #8 LIMITED PARTNERSHIP, a
                              Texas limited partnership

                              By: Childress Klein Industrial-Charlotte #3, Inc., its general partner



By:                                By:
    ---------------------               ---------------------------
     [Seal]                             Landon R. Wyatt, III
                                        President


     EXECUTED BY TENANT this   6   day of February  , 1996.
                             -----        ----------    --

ATTEST/WITNESS:               TENANT:

                              SIMMONS COMPANY



By: /s/ Deborah Y. Negley     By:  /s/ George W. Franklin
    ---------------------          ----------------------
     [seal]
                              Its: Vice President-Finance, Treasurer
                                   ---------------------------------